Advisory Agreement

                                  -- between --
                             NB Capital Corporation
                                    -- and --
                             National Bank of Canada


                                September 3, 1997

                       TABLE OF CONTENTS
                                                                            Page

1.       DEFINITIONS.........................................................-1-

2.       DUTIES OF THE ADVISOR...............................................-2-

3.       COMPENSATION OF THE ADVISOR.........................................-4-

4.       EXPENSES OF THE ADVISOR.............................................-4-

5.       RECORDS.............................................................-4-

6.       REIT QUALIFICATION AND COMPLIANCE...................................-4-

7.       TERM:  TERMINATION..................................................-5-

8.       OTHER ACTIVITIES OF THE ADVISOR.....................................-5-

9.       BINDING EFFECT:  ASSIGNMENT.........................................-5-

10.      SUBCONTRACTING......................................................-6-

11.      LIABILITY AND INDEMNITY OF THE ADVISOR..............................-6-

12.      ACTION UPON NOTICE OF NON-RENEWAL OR TERMINATION....................-6-

13.      NO JOINT VENTURE OR PARTNERSHIP.....................................-7-

14.      NOTICES.............................................................-7-

15.      SEVERABILITY........................................................-8-

16.      GOVERNING LAW.......................................................-8-

17.      AMENDMENTS..........................................................-8-

18.      HEADINGS............................................................-9-

                               ADVISORY AGREEMENT

Advisory Agreement (the "Agreement") entered into as of September 3, 1997

BETWEEN:                          NB CAPITAL CORPORATION, a Maryland
                                  corporation,

                                                        (the "Company")

AND:                              NATIONAL BANK OF CANADA, a Canadian
                                  chartered bank;

                                                        (the "Advisor")

         WHEREAS the Company intends to qualify as a "real estate investment trust" ("REIT") under the Internal Revenue Code of 1986, as amended (the "Code");

         AND WHEREAS the Company desires to avail itself of the experience and assistance of the Advisor and to have the Advisor undertake, on the Company's behalf, the duties and responsibilities hereinafter set forth, subject to the control and supervision of the Board of Directors of the Company (the "Board of Directors") as provided for herein;

         AND WHEREAS the Advisor desires to render such services to the Company subject to the control and supervision of the Board of Directors, on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, the parties hereto hereby agree as follows:


1.       DEFINITIONS

1.1      Definitions

         As used herein, the following terms shall have the respective meanings set forth below:

1.1.1    "Advisor" has the meaning set forth in the forepart of this Agreement.

1.1.2 "Advisor Termination Date" means the date on which this Agreement terminates.

1.1.3 "Agreement" means this Advisory Agreement, as amended, modified and supplemented from time to time.

1.1.4 "Board of Directors" has the meaning set forth in the forepart of this Agreement.

1.1.5     "Company" has the meaning set forth in the forepart of this Agreement.

1.1.6 "Independent Directors" means the members of the Board of Directors who are not current officers or employees the Company or current directors, employees or officers of the Advisor or any affiliate of the Advisor.

1.1.7 "Operating Expenses" for any period means all of the operating expenses of the Company (with the exception of those expenses to be borne by the Advisor in accordance with Section 4 hereof).

1.1.8 "Person" means and includes individuals, corporations, limited partnerships, general partnerships, joint stock companies or associations, limited liability companies, joint ventures, associations, consortia, companies, trusts, banks, trust companies, land trusts, common laws trusts, business trusts or other entities, governments and agencies and political subdivisions thereof.

1.1.9     "REIT" has the meaning set forth in the forepart of this Agreement.


2.       DUTIES OF THE ADVISOR

         The Advisor shall consult with the Board of Directors and the officers of the Company and shall, at the request of the Board of Directors and/or the officers of the Company, furnish advice and recommendations with respect to all aspects of the business and affairs of the Company. Subject to the control and discretion and at the request of the Board of Directors, the Advisor shall:

         (a) administer the day-to-day operations and affairs of the Company, including, without limitation, the performance or supervision of the functions described in this Section 2;

         (b) monitor the credit quality of the real estate mortgage assets held by the Company;

         (c) advise the Company with respect to the acquisition, management, financing and disposition of the Company's real estate mortgage assets;

         (d) represent the Company in its day-to-day dealings with Persons with whom the Company interacts, including, without limitation, stockholders of the Company, the transfer agent of the Company, consultants, accountants, attorneys, servicers of the Company's mortgage loans, custodians, insurers and banks;

         (e) establish and provide necessary services for the Company, including executive, administrative, accounting, stockholder relations, secretarial, recordkeeping, copying, telephone, mailing and distribution facilities;

         (f) maintain communications and relations with the stockholders of the Company, including, but not limited to, responding to inquiries, proxy solicitations, providing reports to stockholders and arranging and coordinating all meetings of stockholders;

         (g) monitor and supervise the performance of all parties who have contracts to perform services for the Company, provided that the Advisor shall have no duty to assume the obligations or guarantee the performance of such parties under such contracts;

         (h) arrange for the execution and delivery of such documents and instruments by the officers of the Company as may be required in order to perform the functions herein described and to take any other required action contemplated by the terms of this Agreement;

         (i) maintain proper books and records of the Company's affairs and furnish or cause to be furnished to the Board of Directors such periodic reports and accounting information as may be required from time to time by the Board of Directors, including, but not limited to, quarterly reports of all income, expenses and distributions of the Company;

         (j) consult and work with legal counsel for the Company in implementing Company decisions and undertaking measures consistent with all pertinent federal, provincial and local laws and rules or regulations of governmental or quasi-governmental agencies, including, but not limited to, federal and provincial securities laws and tax laws, as it relates to the Company's qualification as a REIT, and the regulations promulgated under each of the foregoing;

         (k) consult and work with accountants for the Company in connection with the preparation of financial statements, annual reports and tax returns;

         (l) prepare and distribute, in consultation with the accountants for the Company, annual reports to stockholders which will contain audited financial statements;

         (m) furnish reports to the Board of Directors and provide research, economical and statistical data in connection with the Company's investments; and

         (n) as reasonably requested by the Company, make reports to the Company of its performance of the foregoing services and furnish advice and recommendations with respect to other aspects of the business of the Company.

3.       COMPENSATION OF THE ADVISOR

         The Company shall pay to the Advisor, for services rendered by the Advisor hereunder, an advisory fee equal to TWENTY-FIVE THOUSAND Dollars ($25,000) per year, payable in equal quarterly installments.


4.       EXPENSES OF THE ADVISOR

         (a) Without regard to the compensation received pursuant to Section 3 hereof, the Advisor shall bear the following expenses:

               (i) employment expenses of the personnel employed by the Advisor, including, without limitation, salaries, wages, payroll taxes and the cost of employee benefit plans; and

               (ii) rent, telephone equipment, utilities, office furniture and equipment and machinery and other office expenses of the Advisor incurred in connection with the maintenance of any office facility of the Advisor.

         (b) The Company shall reimburse the Advisor within 30 days of a written request by the Advisor for any Operating Expenses paid or incurred by the Advisor on behalf of the Company.


5.       RECORDS

         The Advisor shall maintain appropriate books of account and records relating to services performed hereunder, and such books of account and records shall be accessible for inspection by the Board of Directors and representatives of the Company at all times.


6.       REIT QUALIFICATION AND COMPLIANCE

         The Advisor shall consult and work with the Company's legal counsel in maintaining the Company's qualification as a REIT. Notwithstanding any other provisions of this Agreement to the contrary, the Advisor shall refrain from any action which, in its reasonable judgment or in the judgment of the Board of Directors (of which the Advisor has received written notice), may adversely affect the qualification of the Company as a REIT or which would violate any laws, rule or regulation of any governmental body or agency having jurisdiction over the Company or its securities, or which would otherwise not be permitted by the articles of incorporation or by-laws of the Company. Furthermore, the Advisor shall take any action which, in its judgment or the judgment of the Board of Directors (of which the Advisor has received written notice), may be necessary to maintain the qualification of the Company as a

REIT or prevent the violation of any law or regulation of any governmental body or agency having jurisdiction over the Company or its securities.


7.       TERM:  TERMINATION

         This Agreement shall be in full force and effect for a term beginning on the date hereof with an initial term of one year, and may be renewed for additional one-year periods at the election of the Company. Notwithstanding the foregoing, at any time after the initial term, the Company may terminate this Agreement at any time upon 60 days' prior written notice; provided, however, that as long as any shares of the Company's 8.35% Non Cumulative Exchangeable Preferred Stock, Series A, par value US$.01 per share, remain outstanding, any decision by the Company to renew, terminate or modify this Agreement must be approved by a majority of the Board of Directors, as well as by a majority of the Independent Directors.


8.       OTHER ACTIVITIES OF THE ADVISOR

         (a) Nothing herein contained shall prevent the Advisor, an affiliate of the Advisor or an officer, director, employee or stockholder of the Advisor from engaging in any activity, including, without limitation, originating, purchasing and managing real estate mortgage assets, rendering of services and investment advice with respect to real estate investment opportunities to any other Person (including other REITs) and managing other investments (including the investments of the Advisor and its affiliates).

         (b) Officers, directors, employees, stockholders and agents of the Advisor or of any affiliate of the Advisor may serve as officers, directors, employees or agents of the Company, but shall receive no compensation (other than reimbursement for expenses) from the Company for such service.


9.       BINDING EFFECT:  ASSIGNMENT

         This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns. Neither party may assign this Agreement or any of its respective rights hereunder (other than an assignment to a successor organization which acquires substantially all of the property of such party or, in the case of the Advisor, to an affiliate of the Advisor) without the prior written consent of the other party to this Agreement.

10.      SUBCONTRACTING

         The Advisor may at any time subcontract all or a portion of its obligations under this Agreement to one or more affiliates of the Advisor that are involved in the business of managing real estate mortgage assets without the consent of the Company. If no affiliate of the Advisor is engaged in the business of managing real estate mortgage assets, the Advisor may, with the approval of a majority of the Board of Directors, as well as a majority of the Independent Directors, subcontract all or a portion of its obligations under this Agreement to unrelated third parties. Notwithstanding the foregoing, the Advisor will not, in connection with subcontracting any of its obligations under this Agreement, be discharged or relieved in any respect from its obligations under this Agreement.


11.      LIABILITY AND INDEMNITY OF THE ADVISOR

         The Advisor assumes no responsibilities under this Agreement other than to perform the services called for hereunder in good faith. Neither the Advisor nor any of its affiliates, stockholders, directors, officers or employees will have any liability to the Company, stockholders of the Company or others except by reason of acts or omissions constituting gross negligence or willful breach of any of the Advisor's material obligations under this Agreement. The Company shall indemnify and reimburse (if necessary) the Advisor, its stockholders, directors, officers, employees and agents for any and all expenses (including, without limitation, attorneys' fees and expenses), losses, damages, liabilities, demands and charges of any nature whatsoever in respect of or arising from any acts or omissions by the Advisor pursuant to this Agreement, provided that the conduct against which the claim is made was determined by such Person, in good faith, to be in the best interests of the Company and was not the result of gross negligence by such Person or willful breach of any of such Person's material obligations by such Person. The Advisor agrees that any such indemnification is recoverable only from the assets of the Company and not from the stockholders.


12.      ACTION UPON NOTICE OF NON-RENEWAL OR TERMINATION

         Forthwith upon giving of notice of non-renewal of this Agreement by the Company or of termination of this Agreement by the Company, the Advisor shall not be entitled to compensation after the Advisor Termination Date for further services under this Agreement, but shall be paid all compensation accruing to the Advisor Termination Date and shall be reimbursed for all expenses of the Company paid or incurred by the Advisor as of the Advisor Termination Date which are reimbursable by the Company under this Agreement. The Advisor shall promptly after the Advisor Termination Date:

         (a) deliver to the Company all assets and documents of the Company then in the custody of the Advisor; and

         (b) cooperate with the Company and take all reasonable steps requested to assist the Board of Directors in making an orderly transfer of the administrative functions of the Company.


13.      NO JOINT VENTURE OR PARTNERSHIP

         Nothing in this Agreement shall be deemed to create a joint venture or partnership between the parties, whether for purposes of taxation or otherwise. Furthermore, nothing in this Agreement conveys to, or otherwise grants, the Advisor the authority to conclude contracts in the name of the Company.


14.      NOTICES

         Unless expressly provided otherwise herein, all notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be made by hand delivery, certified mail, overnight courier service, telex or telecopier. Any notice shall be duly addressed to the parties as follows:

         (a)    If to the Company:

                NB CAPITAL CORPORATION
                125 West 55th Street
                New York, New York 10019

                Attention:  Roger Smock

         (b)    If to the Advisor:

                NATIONAL BANK OF CANADA
                600 de la Gauchetiere Street West
                Montreal (Quebec)
                H3B 4L2

                Attention: Senior Vice-President, Treasury and Financial Markets

         Either party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this Section 14 for the giving of notice.

15.      SEVERABILITY

         If any term or provision of this Agreement or the application thereof with respect to any Person or circumstance shall, to any extent, be invalid or unenforceable (other than Section 13), the remainder of this Agreement, or the application of that term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and be enforced to the fullest extent permitted by law.


16.      GOVERNING LAW

         Each of the parties hereto irrevocably and unconditionally submits, for itself and its property, to the non exclusive jurisdiction of the Quebec courts, and any appellate court thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any jurisdiction. Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection they may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in the courts of the Province of Quebec. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defence of an inconvenient forum to the maintenance of such action or proceeding in any such court. The Company hereby irrevocably appoints Montreal Trust, Place Montreal Trust, 1800 McGill College Avenue, Montreal, Quebec, H3A 3K9 ("Company's Process Agent"), as its agent to receive, on behalf of the Company, service of copies of the summons and complaint and in any other process that may be served in any such action or proceeding. Any such service may be made by mailing or delivering a copy of such process, in care of the Company's Process Agent at the Company's Process Agent's above address. The Company hereby irrevocably authorizes and directs its agent to accept such service on its behalf. The parties hereto hereby agree that the final judgment in any such action or proceeding shall be conclusive and may be in force in any other jurisdiction by suit on the judgment or in any other manner provided by law.


17.      AMENDMENTS

         This Agreement shall not be amended, changed, modified, terminated or discharged in whole or in part except by an instrument in writing signed by both parties hereto or their respective successors or assigns, or otherwise as provided herein.

18.      HEADINGS

         The section headings herein have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the date first written above.


                NB CAPITAL CORPORATION



By:
                --------------------------------






                NATIONAL BANK OF CANADA



By:
                --------------------------------